UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)
March 27, 2026
Walmart Inc.
(Exact name of registrant as specified in its charter)

DE	001-06991	71-0415188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Customer Drive
Bentonville, AR 72716
(Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code: (479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	WMT	The Nasdaq Stock Market LLC
2.550% Notes due 2026	WMT26	The Nasdaq Stock Market LLC
1.050% Notes due 2026	WMT26A	The Nasdaq Stock Market LLC
1.500% Notes due 2028	WMT28C	The Nasdaq Stock Market LLC
4.875% Notes due 2029	WMT29B	The Nasdaq Stock Market LLC
5.750% Notes due 2030	WMT30B	The Nasdaq Stock Market LLC
1.800% Notes due 2031	WMT31A	The Nasdaq Stock Market LLC
5.625% Notes due 2034	WMT34	The Nasdaq Stock Market LLC
5.250% Notes due 2035	WMT35A	The Nasdaq Stock Market LLC
4.875% Notes due 2039	WMT39	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On March 27, 2026, the Company was informed that Suresh Kumar, Executive Vice President, Global Chief Technology Officer and Chief Development Officer, entered into a stock trading plan designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Plan”). Rule 10b5-1 trading plans permit individuals who are not in possession of material non-public information to adopt a written pre-arranged plan for transactions in securities under specified conditions and for specified periods of time. The Plan is part of an individual long-term asset diversification, tax, and financial planning strategy, and is in accordance with the Company’s Insider Trading Policy. Under the terms of the Plan, Mr. Kumar will have no discretion or control over the timing or effectuation of any transactions in Company securities pursuant to the Plan.
Under the terms of the Plan, Mr. Kumar will sell approximately 33,270 shares of the Company’s common stock each month beginning on June 29, 2026 through December 31, 2026, subject to a minimum stock price threshold. In the event that a sale does not occur during one or more of the months during the duration of the Plan due to the minimum stock price threshold having not been met, the shares shall be carried over to the next month under the Plan on which the minimum stock price threshold is met. The maximum aggregate number of shares of common stock that may be sold under the Plan is 199,610.
Mr. Kumar continues to be subject to the Company’s stock ownership guidelines, under which he is required to hold Company stock equal in value to at least five times his base salary. Upon the conclusion of each sale transaction under the Plan, Mr. Kumar will continue to satisfy the requirements of the Company’s stock ownership guidelines.
Any transactions under the Plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission to the extent required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 27, 2026

WALMART INC.
By:	/s/ Joseph M. Ruschell
Name:	Joseph M. Ruschell
Title:	Senior Vice President and Chief Counsel, Office of the Corporate Secretary